UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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STRATEX NETWORKS, INC.
120 Rose Orchard Way,
San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 15, 2006

The annual meeting of stockholders of Stratex Networks, Inc., a Delaware corporation (the “Corporation” or “the Company”), will be held at our principal executive offices located at 120 Rose Orchard Way, San Jose, California, on Tuesday, August 15, 2006, at 2:30 p.m., local time, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. Elect eight directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified;

2. Approve the proposed Stratex Networks, Inc. 2006 Stock Equity Plan

3. Ratify the selection of Deloitte & Touche LLP as the Corporation’s independent auditors.

4. Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 19, 2006, are entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement thereof. Our stock transfer books will remain open between the record date and the date of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices.

All stockholders are cordially invited and encouraged to attend the annual meeting. Whether or not you attend in person, to ensure your representation at the annual meeting, please carefully read the accompanying proxy statement describing the matters to be voted on at the annual meeting and execute and return the enclosed proxy. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by signing, dating and returning the enclosed proxy card promptly in the accompanying envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you submit your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement. The prompt return of your proxy card will assist us in preparing for the annual meeting.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Chairman of the Board

San Jose, California
July 17, 2006

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
STRATEX NETWORKS, INC.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stratex Networks, Inc., a Delaware corporation, (the “Corporation” or the “Company”) for the annual meeting of stockholders to be held at 2:30 p.m., local time, on Tuesday, August 15, 2006, and any adjournment or postponement thereof. The annual meeting will be held at our principal executive offices located at 120 Rose Orchard Way, San Jose, California. The telephone number at that location is (408) 943-0777. These proxy materials were first mailed on or about July 17, 2006, to our stockholders entitled to notice of, and vote at, the annual meeting.

All materials filed by us with the Securities and Exchange Commission can be obtained at the Commission’s Public Reference Room at 100 F Street, N.E, Washington, D.C. 20549 or through the Commission’s website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Purpose of the Annual Meeting

The specific proposals to be considered and acted upon at the annual meeting are summarized in the preceding notice of annual meeting of stockholders. Each proposal is described in more detail in a subsequent section of this proxy statement.

Record Date

The close of business on June 19, 2006 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our common stock, par value $0.01 per share, entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

Revocability of Proxies

If the shares of common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering a written notice of revocation to our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices; (ii) executing and delivering a proxy bearing a later date to our Assistant Secretary; (iii) submitting another proxy by Internet or telephone (the latest dated proxy will control) or (iv) attending the annual meeting and voting in person. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy.

Voting Rights of Stockholders

Each outstanding share of our common stock on the Record Date is entitled to one vote on all matters to come before the annual meeting. As of the close of business on the Record Date, there were 97,217,330 shares of common stock outstanding and entitled to vote on all proposals presented at the annual meeting, held by 390 stockholders of record. The presence at the annual meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. An automated system administered by our transfer agent, Mellon Investor Services LLC, will tabulate votes cast by proxy. A representative of our transfer agent will act as the inspector of elections for the annual meeting and will tabulate the votes cast in person at the annual meeting.

If you are unable to attend the annual meeting, you may vote by proxy. When your proxy card is returned properly completed, it will be voted pursuant to your instructions set forth on the proxy card. You are urged to specify your choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of common stock represented by the proxy will be voted “FOR” the director nominees and the other proposals to be presented at the annual meeting, and will be voted in the proxy holders’ discretion as to such other matters that may properly come before the annual meeting. If you choose to vote by proxy, then the proxy card you submit will continue to be valid at any adjournment or postponement of the annual meeting.

Required Vote for Approval

The director nominees will be re-elected by a plurality of the votes cast. Our stockholders may not cumulate votes in the re-election of the director nominees. The director nominees receiving the highest number of affirmative votes of the shares present in person or by proxy at the annual meeting and entitled to vote will be elected. The approval of the Stratex Networks, Inc. 2006 Stock Equity Plan requires the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. The ratification of the Corporation’s independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote.

Quorum, Abstentions and Broker “Non-Votes”

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. Routine matters include the election of directors and the ratification of auditors. As a result, with respect to proposal 1, which requires a plurality vote, broker “non-votes” will have no effect. With respect to proposals 2 and 3 each of which requires the affirmative vote of a majority of our common stock present and entitled to vote, and because abstentions will be included in the tabulation of shares of our common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions will have the same effect as negative votes on proposals 2 and 3. However, broker non-votes are not considered to be “entitled” to vote and therefore will not be included in the tabulation of shares of our common stock entitled to vote for purposes of determining whether proposal 2 has been approved.

Householding of Annual Meeting Material

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of the Proxy Statement and annual report may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s Assistant Secretary, Carol A. Goudey, at (408)943-0777 requesting such copies. If a stockholder is receiving multiple copies of the Proxy Statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

Cost of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to our stockholders. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending these proxy materials to beneficial owners of our common stock. We may supplement the original solicitation of proxies by mail, by solicitation by telephone, telegram or other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

Requirements for Stockholder Proposals Including Nominations of Candidates for the Board of Directors to be Brought Before an Annual Meeting

For stockholder proposals, including the nomination of director candidates, to be considered properly brought before an annual meeting, the stockholder must have given timely notice thereof in writing to our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices. To be timely for the 2007 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Assistant Secretary not less than 60 days or more than 90 days prior to the annual meeting. However, in the event that we give less than 60 days’ prior notice or public disclosure of the annual meeting date, to be considered timely for the 2007 annual meeting, the stockholder’s notice of business must be delivered to or mailed and received by our Assistant Secretary no later than (i) the close of business on the tenth (10th) day following the day on which the notice of the date of such annual meeting was mailed, or (ii) the date public disclosure of such annual meeting was made. A stockholder’s notice must accompany any stockholder proposal and must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

For director nominations, the stockholder’s notice shall set forth: (i) the name, age, business address and residence address of the nominee, (ii) the nominee’s principal occupation, (iii) the class and number of shares of the corporation which are beneficially owned by the nominee and (iv) any other information relating to the nominee that is required pursuant to the SEC’s Regulation 14A, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. As to the stockholder giving the notice, the notice must include (i) the stockholder’s name and address, as they appear on the corporation’s books, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder, and (iii) any material relationship of the stockholder to the nominee.

The above summary is qualified in its entirety by reference to the actual text of Article II, Sections 13 and 14 of the corporation’s bylaws, which the Corporation will provide, without charge, to any interested stockholder who writes to our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices located at 120 Rose Orchard Way, San Jose, California 95134.

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at our 2007 annual meeting of stockholders must be received by our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices, no later than March 19, 2007 in order to be considered for inclusion in our proxy materials for the 2007 annual meeting.

Discretionary Authority

The proxies to be solicited by our Board of Directors for the 2007 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such stockholder’s proposal for the meeting in accordance with the periods specified above under “Requirements for Stockholder Proposals Including Nominations of Candidates for the Board of Directors to be Brought Before an Annual Meeting.”

EXECUTIVE OFFICERS

The following table sets forth information regarding our senior executives, including those who reported directly to the Chief Executive Officer as of the date of this Proxy.

Name	Title	Age

Charles D. Kissner	Chairman of the Board	59
Thomas H. Waechter	President and Chief Executive Officer	54
Carl A. Thomsen	Senior Vice President, Chief Financial Officer and Secretary	61
John C. Brandt	Vice President, Business Development	49
Carol A. Goudey	Treasurer and Assistant Secretary	58
Paul A. Kennard	Vice President, Products and Chief Technology Officer	55
Larry M. Brittain	Vice President, Worldwide Sales and Service	56
Juan B. Otero	General Counsel and Assistant Secretary	42
Robert W. Kamenski	Corporate Controller	51

Mr. Charles D. Kissner and Mr. Thomas H. Waechter.  See description set forth in page 6.

Mr. Carl A. Thomsen joined us in February 1995 as our Vice President, Chief Financial Officer and Secretary. He was promoted to Senior Vice President in April 1999. He was previously Senior Vice President and Chief Financial Officer of Measurex Corporation, a manufacturer of sensor-based process control systems, now a part of Honeywell International. Mr. Thomsen has served on the board of PCTEL, a software company, since May 2001.

Mr. John C. Brandt joined us in August 1997 as our Corporate Controller. He was promoted to Vice President, Corporate Controller in April 1999, and then to Vice President, Finance in April 2003. In December 2004, Mr. Brandt was appointed Vice President, Global Operations. Effective April 2006, Mr. Brandt was appointed Vice President, Business Development. Prior to joining us, he worked at Measurex Corporation in the positions of Controller, Manager of Internal Audit, Manager of Financial Planning, and Manager of Corporate Reporting and Accounting from 1981 to 1997.

Ms. Carol A. Goudey joined us in April 1996 as our Treasurer and was additionally appointed Assistant Secretary in May 1996. Prior to joining us, she served as Acting Treasurer of California Micro Devices Corporation from 1994 to 1996. Ms. Goudey also held the position of Corporate Treasurer at both Ungermann-Bass, Inc. and System Industries, Inc. MS. Goudey holds a B.A. degree in mathematics from San Jose State University.

Mr. Paul A. Kennard joined us in April 1996 as our Vice President, Engineering. In December 2004 he was appointed Vice President, Corporate Marketing and Chief Technology Officer and currently serves as Vice President, Products and Chief Technology Officer. Prior to joining us, Mr. Kennard was with California Microwave Corporation, a satellite and wireless communications company, where he served as a Director of the Signal Processing Technology, and as Senior Vice President of Engineering for the Microwave Network Systems Division.

Mr. Larry M. Brittain was appointed Vice President, World Wide Sales and Service effective April 1, 2005. Mr. Brittain has 28 years of professional experience in selling telecommunications infrastructure, working in such diverse areas as high capacity transmission, data and voice switching, and CDMA wireless communications. In addition to working in the U.S., Mr. Brittain has held international assignments in Hong Kong and Korea. Most recently he was the Vice President, CDMA Systems Sales at Ericsson. He was the Regional Vice President, US, for Qualcomm from 1996 to 1999 when they were acquired by Ericsson. From 1984 to 1996, Mr. Brittain held several sales and marketing positions with Nortel Networks. He began his career at Rockwell-Collins in its Transmission Systems Division, which is now part of Alcatel. Mr. Brittain holds an MBA and an MIA (International Affairs) from Columbia University, and a BA from the University of Texas.

Mr. Juan B. Otero joined the Company in July 2002 as Director, Corporate Legal Affairs. He was promoted to General Counsel in July of 2004 and to General Counsel and Assistant Secretary in February of 2005. Prior to joining Stratex Networks, Mr. Otero was Director and Senior Counsel for Compaq Computer Corporation and the

Hewlett-Packard Company, and Corporate Counsel for Hitachi Data Systems. Mr. Otero has also practiced law both in the private and public sectors. Mr. Otero holds a B.A. degree in International Relations from the University of California, Davis, and a J.D. from the University of Colorado School of Law. Mr. Otero is a member of the board of the Child Abuse Prevention Center of Santa Clara.

Mr. Robert W. Kamenski joined the Company in March 2006 as Corporate Controller. Prior to joining us he was Vice President of Finance for GoRemote Internet Communications, Inc. from April 2004 to February 2006, and Chief Financial Officer for Iridex Corporation from March 1997 to August 2003. Earlier in his career, Mr. Kamenski also held various management positions at Tandem Computers (now a division of Hewlett Packard) and was an audit supervisor for Touche Ross & Co. (now combined with Deloitte and Touche LLP). He is a member of the American Institute of CPAs and the Silicon Valley Chapter of Financial Executives International. Mr. Kamenski received an M.B.A. from Santa Clara University, and holds a B.B.A. degree in Accounting from the University of Wisconsin, Milwaukee.

BOARD STRUCTURE AND CORPORATE GOVERNANCE PRINCIPLES

Stratex Networks believes in and is committed to sound corporate governance principles. For many years the Company has had a Business Code of Conduct applicable to the Company and its subsidiaries. In addition, consistent with its commitment to and continuing evolution of corporate governance principles, the Company adopted a Code of Ethics, amended its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee charters, and adopted new corporate governance guidelines. These were attached to our 2004 Proxy Statement and are available at www.stratexnet.com. The various committees conduct an annual review of their respective charters and applicable guidelines. No major amendments to the referenced documents were made during fiscal year 2006.

Board Meetings and Committees

During the fiscal year ended March 31, 2006, our Board of Directors held five meetings. During the same period, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director, and (ii) the total number of meetings of all committees of the Board of Directors on which such director served during the period for which he was a director. Each of our current directors is independent except the Chairman of the Board, and the President and Chief Executive Officer. The Board has determined that as of the date of this proxy, each of the members of each of the committees has no material relationship with the Corporation and is independent within the Corporation’s director independence standards and consistent with Rule 10A-3 of the 1934 Act and in the case of the Audit Committee with the Nasdaq Global Market listing requirements. All directors are required to attend the annual meeting of stockholders.

The Board of Directors is composed of eight members, six of which are independent:

Name	Title	Age

Charles D. Kissner*	Chairman of the Board	59
Richard C. Alberding	Lead Director	75
Thomas H. Waechter*	President and Chief Executive Officer	54
William A. Hasler	Director	64
James D. Meindl, PhD	Director	73
V. Frank Mendicino	Director	67
Edward F. Thompson	Director	68
Clifford H. Higgerson	Director	66

*	Affiliated directors

Board of Directors

Mr. Charles D. Kissner currently serves as Chairman of the Board of Directors. Mr. Kissner joined us as our President and Chief Executive Officer and was elected a director in July 1995, and additionally as Chairman in August 1996. He served as our Chief Executive Officer from July 1995 to May 2000 and again from October 2001 until May 18, 2006. Prior to joining us, he served as Vice President and General Manager of M/A-COM, Inc., a manufacturer of radio and microwave communications products, from July 1993 to July 1995. Prior to that, he was executive vice president of Fujitsu Network Switching, Inc., President and CEO of Aristacom International, and held several key positions at AT&T (now Lucent Technologies) in general management, finance, sales, marketing, and engineering. Mr. Kissner currently serves on the board of SonicWALL, Inc., a provider of Internet security appliances. Mr. Kissner also serves on the Advisory Board of Santa Clara University’s Leavey School of Business.

Mr. Richard C. Alberding has served as a director since July 1993 and as Co-Chairman of our Board of Directors and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Alberding retired from Hewlett-Packard Company in 1991, where he had served since 1984 as an Executive Vice President responsible for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate-level marketing activities. He also served on Hewlett-Packard’s Executive Committee. Mr. Alberding currently serves on the boards of SyBase, Inc., a computer database and tools company, QuickEagle, a network tools company, PCTEL, a software company, and several private companies and organizations. Mr. Alberding is a trustee of the Cazenovia College.

Mr. Thomas H. Waechter became the Company’s President and Chief Executive officer effective May 18, 2006. Mr. Waechter joined the Board of Directors as an independent director on December 1, 2005 as a result of a search conducted by members of the Nominating and Corporate Governance Committee. He is a technology veteran with more than 20 years experience. Mr. Waechter held a number of senior management roles over 14 years at Schlumberger Ltd, an international services company. Recently, he served as President and Chief Executive Officer of REMEC, a wireless communications manufacturer. Prior to that, Mr. Waechter was President and Chief Executive Officer of Spectrian Corporation, which was acquired by REMEC. Mr. Waechter currently serves on the Endowment Board of the College of William and Mary. He has a bachelor’s degree in business administration from the College of William and Mary in Virginia.

Mr. William A. Hasler was the Co-Chief Executive Officer of Aphton Corp, a biopharmaceutical company from 1998 to 2003. From 1991 to 1998, Mr. Hasler was the Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley. Prior to his deanship at UC Berkeley, Mr. Hasler was the Vice Chairman of KPMG Peat Marwick. Mr. Hasler serves on the boards of Solectron Corporation, a provider of electronics manufacturing services, Ditech Communications Corp., a supplier of telecommunications equipment, and Genitope Corporation, a biopharmaceutical company. He is also a trustee of the Schwab Funds.

Dr. James D. Meindl has served as a director since November 1995. Dr. Meindl has held the Joseph M. Pettit Chaired Professorship in Microelectronics at the Georgia Institute of Technology since 1993. Prior to his professorship, Dr. Meindl served as Senior Vice President for Academic Affairs and Provost at Rensselaer Polytechnic Institute, from 1986 to 1993. Dr. Meindl serves on the boards of SanDisk Corp., a company which designs, develops and markets flash memory data storage products, and Zoran Corp., a semiconductor and related devices company.

Mr. V. Frank Mendicino has served as a director since October 1998. Mr. Mendicino served as a director of Innova Corporation from July 1989 and as its Chairman from February 1992 until October 1998, when the merger of our Company and Innova was consummated. Mr. Mendicino has served as a General Partner of Woodside Fund, Woodside Fund II and Woodside Fund III, each of which is a private investment fund, since September 1983. He currently serves as Managing Director of Access Venture Partners, a private investment fund with which he has served as a General Partner since April 1999. He also serves on the boards of over 15 private companies, and is member of the Board of Directors of the University of Wyoming Foundation.

Mr. Edward F. Thompson has served as a director since November 2002. Mr. Thompson has held executive positions at Amdahl Corporation, including those of Chief Financial Officer and Corporate Secretary, as well as Chairman and CEO of Amdahl Capital Corporation. Mr. Thompson has also held positions at U.S. Leasing

International, Inc., Computer Sciences Corporation, IBM and Lockheed Missiles and Space Company. Mr. Thompson has contributed as a director or advisor to a number of companies including Fujitsu, Ltd. and several of its subsidiaries, SonicWALL Inc, and Shoretel, Inc, a Voice-over-IP company. He is on the Advisory Boards of Diamondhead Ventures, LLP and Santa Clara University’s Leavey School of Business.

Mr. Clifford H. Higgerson has served as a Director since March 6, 2006. He has more than 35 years experience in research, consulting, planning and venture investing primarily in the telecommunications industry, with an emphasis on carrier systems and equipment. He currently is a partner with Walden International, a global venture capital firm focused in the four key industry sectors: communications, electronics/digital consumer, software & IT services, and semiconductors. Mr. Higgerson was a founding partner of ComVentures and a general partner with Vanguard Venture Partners. He began his career as Director of Research for Hambrecht & Quist, and later as director of the communications group at L.F. Rothschild, Unterberg, Towbin. Mr. Higgerson’s investments and board seats have included Astute Networks, Hatteras Networks, Kotura, Lambda Optical Systems, Ygnition, and Xtera Communications, along with Advanced Fibre Communications, America Online, Ciena, Digital Microwave (now Stratex Networks), Tellabs and MCI. Mr. Higgerson holds a bachelor’s degree from the University of Illinois and a master’s degree in business administration from the University of California at Berkeley.

The board is chaired by Mr. Kissner, with Mr. Alberding serving as Lead Director.

Board of Directors Committees

We currently have an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Strategic Business Development Committee.

Audit Committee

The Audit Committee is primarily responsible for approving the services performed by our independent public accountants and reviewing our accounting practices, our corporate financial reporting and system of internal accounting controls. The Audit Committee, which currently consists of Messrs. Alberding, Hasler, and Thompson, held eight meetings during the fiscal year. In November 2003, the Audit Committee adopted and the Board of Directors approved an amended charter for the Audit Committee which is available at www.stratexnet.com. No material amendments to Audit Committee Charter were made during fiscal year 2006. The Audit Committee is comprised of independent, non-employee members of our Board of Directors who are “financially sophisticated” under the rules of Nasdaq. Mr. Thompson serves as the financial expert in the Corporation’s Audit Committee. In concluding that Mr. Thompson is an audit committee financial expert, the board determined that he has:

(i) an understanding of generally accepted accounting principles and financial statements;

(ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) an understanding of internal control over financial reporting; and

(v) an understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other Audit Committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Compensation Committee

The Compensation Committee is responsible for recommending and reviewing the compensation of executive officers and for administering incentive plans. The Compensation Committee, which currently consists of Dr. Meindl and Mr. Mendicino, held seven meetings during the fiscal year. The Compensation Committee is comprised of independent, non-employee members of our Board of Directors. The Compensation Committee has adopted, and the Board of Directors has approved a Compensation Committee charter, which is available at www.stratexnet.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the board in selecting nominees for election to the board, monitors the composition of the board, and recommends candidates for the Board. The Nominating and Corporate Governance Committee also identifies best practices and recommends steps consistent with sound and current corporate governance principles. The Nominating and Corporate Governance Committee, which currently consists of Messrs. Hasler, Mendicino and Thompson, met nine times during fiscal year 2006. The Nominating and Corporate Governance Committee is comprised of independent, non-employee members of our Board of Directors. The Nominating and Corporate Governance Committee has adopted, and the Board of Directors has approved, a nominating and corporate governance charter and corporate governance guidelines. These are available at www.stratexnet.com.

The Nominating and Corporate Governance Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. The Nominating and Corporate Governance Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Assistant Secretary of the Corporation at 120 Rose Orchard Way, San Jose, California, 95134, providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of the Corporation’s Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. The Corporation currently does not pay any third party to identify or assist in identifying or evaluating potential nominees, although the Corporation may in the future utilize the services of such third parties.

Stockholders may also themselves nominate directors by following the procedures described above under “Requirements for Stockholder Proposals Including Nominations of Candidates for the Board of Directors to be Brought Before an Annual Meeting.”

In reviewing potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen careers, and have an ability to quickly grasp complex principles of business, finance, international transactions, and communication technologies. In general, candidates will be preferred who hold an established executive level position in business, finance, law, education, research, government or civic activity. In making its selection, the Nominating and Corporate Governance Committee bears in mind that the foremost responsibility of a director of a Corporation is to represent the interests of the stockholders as a whole.

The Board of Directors intends to continue to evaluate candidates for election to the Board of Directors on the basis of the foregoing criteria.

The Nominating and Corporate Governance Committee approved Charles D. Kissner, Richard C. Alberding, Clifford H. Higgerson, William A. Hasler, James D. Meindl, PhD, V. Frank Mendicino, Edward F. Thompson, and Thomas H. Waechter as nominees for the directors to be voted upon at the Annual Meeting.

Strategic Business Development Committee

In 2006, the Board of Directors established the Strategic Business Development Committee to assist the Board in reviewing and assessing management’s proposals of long-term business plans and business development activities, including major new business initiatives, partnerships, potential merger and acquisition transactions and investments. The Committee is composed of Messrs. Higgerson, Mendicino, Kissner and Waechter.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with our independent directors may do so by sending an e-mail to Juan Otero, the Company’s General Counsel and Assistant Secretary, at Board   of   Directors@stratexnet.com or may send a letter addressed to the Stratex Networks Board of Directors c/o General Counsel and Assistant Secretary, 120 Rose Orchard Way, San Jose, CA 95134. Mr. Otero monitors these communications, consults with Mr. Alberding, our independent Lead Director, and provides a summary of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of communications warrants, Mr. Otero may obtain more immediate attention of the appropriate committee or independent director of the Board of Directors, of independent advisors or of our management. Mr. Otero may decide in his judgment whether a response to any stockholder communication is appropriate.

Stock Ownership Guidelines

While the Corporation does not have a minimum stock ownership requirement for members of the Board of Directors and Officers, the Corporate Governance Guidelines adopted by the Board of Directors encourage the ownership of its common stock.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Retainers

During calendar year 2005, we paid each director a retainer of $5,500 per quarter in cash, or at a director’s election, opt to receive stock in lieu of such cash payment, the equivalent of $6,250 in shares of our common stock per quarter. The equivalent value of stock to be received in lieu of cash payment for retainer fees is based on the fair market value per share of our common stock on the first trading day in the calendar year in which the stock was granted. For calendar year 2006, directors will receive a cash retainer of $6,250 per quarter in cash, or at a director’s election, to receive in lieu of such cash payment, the equivalent of $7,000 in shares of our common stock per quarter. The Lead Director received an additional cash retainer of $5,000 during calendar year 2005 and will receive a $10,000 cash retainer for 2006 in addition to the regular director’s annual retainer. The Audit Committee Chairperson received an additional cash retainer of $2,500 in calendar year 2005 with an increase to $10,000 in calendar year 2006. The Compensation Committee Chairperson received an additional cash retainer of $1,500 in calendar year 2005 with an increase to $5,000 in calendar year 2006. The Nominating and Corporate Governance Committee Chairperson received an additional cash retainer of $1,000 in calendar year 2005 with an increase to $5,000 in calendar year 2006.

Meeting Fees

During calendar year 2005, we paid each non-employee director $1,500 in fees for each in-person meeting and $750 for each telephonic meeting attended by such director. The in-person and telephonic meeting fees remain the same for calendar year 2006. Directors were also reimbursed for their out-of-pocket expenses incurred in attending board and committee meetings.

We paid each director who served on a committee in calendar year 2005, committee meeting fees of $1,000 for each in-person committee meeting and $500 for each telephone committee meeting attended by such director. The committee meeting fees for calendar year 2006 remain the same.

Pursuant to the provisions of our 2002 non-employee director option program, each individual re-elected as a non-employee board member at the 2005 annual meeting of stockholders, and who had been a member of our board for the prior three years, received an option grant at that time for 10,000 shares of our common stock. In 2005, Dr. Meindl and Messrs. Alberding, Mendicino, and Hasler received such grants.

Pursuant to a change in 2003 non-employee director option program, beginning with the 2004 annual meeting of stockholders, the Board of Directors approved a reduction of the initial stock options awarded to new members from 30,000 shares to 25,000 shares of our common stock at the time the new director joins the board. Each board member who has served as a director at least six (6) months will be awarded follow-on grants of 10,000 shares upon re-election to the board by the stockholders. Each individual re-elected as a non-employee board member at the upcoming 2006 annual meeting of stockholders, and who will have been a member of our board for the prior three years, will receive an option grant for 10,000 shares. The shares of common stock for each periodic option grant under the program are priced at 100% of the fair market value per share on the date of grant and are fully vested and exercisable on such date. Each option granted under the program has a maximum term of five years measured from the grant date.

Pursuant to the provisions of our 2002 non-employee director stock fee program, non-employee directors may elect to apply all or any portion of their annual retainer fee otherwise payable in cash to the purchase of shares of our common stock. Shares received by these directors in lieu of annual retainer fees vest quarterly during the year after receipt so long as the individual continues to serve as one of our non-employee directors during the year. We will hold such shares in escrow and the vested shares are released in equal installments on June 30, 2006 and December 31, 2006. Immediate vesting of all the issued shares will occur in the event the non-employee director dies or becomes permanently disabled during such non-employee director’s period of service, or a corporate transaction or change of control, both as defined in the 2002 stock incentive plan, occurs during such period.

Executive Officers

The following table provides summary information concerning the compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers whose salary and bonus for the fiscal year ended March 31, 2006 were in excess of $100,000 for their services to the Company. The executives listed below are hereinafter referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
					Awards
					Number of
		Annual Compensation			Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)	Compensation(3)	Options	Compensation(4)

Charles D. Kissner	2006	$478,400	—	$252,400	150,000	$5,822
Chief Executive Officer and	2005	473,799	—	14,400	—	5,822
Chairman of the Board	2004	460,000	—	14,400	430,000	5,822
Carl A. Thomsen	2006	$305,800	—	$95,800	60,000	7,064
Senior Vice President, Chief	2005	302,850	—	10,800	—	6,132
Financial Officer and Secretary	2004	294,000	—	10,800	190,000	5,822
Paul A. Kennard	2006	$273,000	—	$78,800	50,000	4,976
Vice President, Product Development	2005	270,375	—	10,800	—	4,742
and Chief Technical Officer	2004	262,500	—	10,800	150,000	4,742
Larry M. Brittain	2006	$250,000	—	$53,300	125,000	5,725
Vice President, Worldwide Sales	2005	—	—	—	—	—
and Service	2004	—	—	—	—	—
John C. Brandt,	2006	$256,813	—	$77,000	50,000	$4,302
Vice President, Global Operations (5)	2005	219,314	—	9,000	—	4,200
	2004	212,000	—	9,000	160,000	4,173

(1)	The difference in base salary between fiscal years 2005 and 2006 is due to a base salary increase effective July 1, 2005.

(2)	No cash bonuses were granted during fiscal years 2004 through 2006.

(3)	“Other Annual Compensation” represents car allowances provided during the fiscal year and restricted stock granted pursuant to the Restricted Stock Program. Mr. Kissner was granted 140,000 restricted shares, Mr. Thomsen 50,000 restricted shares, Mr. Kennard 40,000 restricted shares, Mr. Brittain 25,000 restricted shares, and Mr. Brandt 40,000 restricted shares. Restricted stock compensation is calculated at a fair market value of $1.70 a share. No dividends are paid on the restricted stock.

(4)	“All Other Compensation” includes (i) contributions made by us on behalf of our Named Executive Officers to our 401(k) plan for all the three fiscal years and (ii) premiums paid by us on behalf of our Named Executive Officers for group life insurance.

(5)	Mr. Brandt served as Vice-president, Finance in Fiscal 2004 and 2005. In April 2006, he was appointed Vice President, Business Development.

OPTION AND SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2006

The following table contains information concerning stock option grants made to each of the Named Executive Officers during the fiscal year ended March 31, 2006. All grants were made under our 1999 and 2002 stock incentive plans. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

					Potential
					Realizable Value
	Individual Grants				at Assumed
	Number of	Percentage of Total			Annual Rates of
	Securities	Options/SARs			Stock Price
	Underlying	Granted to			Appreciation for
	Options	Employees in 2006	Exercise or Base		Option Term(3)
Name	Granted(1)	Fiscal Year(2)	Price ($/Share)	Expiration Date	5% ($)	10% ($)

Charles D. Kissner	150,000	10.19%	$1.72	06/30/12	$105,032	$244,769
Carl A. Thomsen	60,000	4.07%	1.72	06/30/12	42,013	97,908
Paul A. Kennard	50,000	3.40%	1.72	06/30/12	35,011	81,590
Larry M. Brittain	75,000	5.09%	1.86	04/04/12	56,791	132,346
	50,000	3.40%	1.72	06/30/12	35,011	81,590
John C. Brandt	50,000	3.40%	1.72	06/30/12	35,011	81,590

(1)	Option shares granted under the 1999 stock incentive plan are subject to vesting in four years. Option shares granted under our 2002 stock incentive plan are subject to vesting as determined by the board of directors. In April 2005, Mr. Brittain was granted an option to purchase 75,000 shares of our common stock pursuant to our 1999 plan. All other options to purchase our common stock granted to Named Executive Officers were pursuant to our 2002 plan.

(2)	Based on a total of 1,472,650 shares of common stock granted to our employees and directors under our 1999 and 2002 stock incentive plans during the fiscal year ended March 31, 2006.

(3)	The calculations of 5% and 10% annual rates of compounded stock price appreciation are provided in the rules and regulations of the Securities and Exchange Commission. We provide no assurance to any Named Executive Officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

There were no stock option grants to Named Executive Officers during fiscal year 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END VALUE

The following table provides information with respect to the Named Executive Officers concerning their option exercises during the last fiscal year and their unexercised stock options held by them at such fiscal year end. Except for option exercises by Mr. Brandt, no stock options were exercised by any Named Executive Officer during the fiscal year ended March 31, 2006, and no stock appreciation rights were outstanding at such fiscal year end.

					Value of Unexercised
			Number of Securities Underlying Unexercised Options at		In-the-Money
	Shares Acquired	Value	March 31, 2006		Options at March 31, 2006(2)
Name	on Exercise (#)	Realized ($)(1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Charles D. Kissner	—	—	2,158,588	277,812	3,288,656	638,829
Carl A. Thomsen	—	—	560,000	120,000	1,157,450	270,900
Paul A. Kennard	—	—	485,503	95,624	954,312	217,496
Larry M. Brittain	—	—	50,000	75,000	221,500	321,750
John C. Brandt	84,177	260,358	290,350	92,500	371,275	202,125

(1)	Based upon the market price of the purchased shares of common stock on the exercise date less the option price paid for such shares.

(2)	Based upon the fair market value of our common stock as of March 31, 2006 ($6.15 per share), less the option exercise price for those shares.

OTHER INFORMATION

Employment Agreements

Messrs. Kissner, Thomsen, Kennard, Brandt, and Brittain each have a written employment agreement with us.

We entered into an employment agreement with each of Messrs. Kissner and Thomsen effective as of May 14, 2002. Either the Company or the respective officer may terminate the agreement upon notice. However, the agreement for each of these executive officers includes the following provisions:

(1) If Mr. Kissner is terminated without cause or should he resign for good reason and signs a general release he will be entitled to receive the following severance benefits: (i) severance payments at his final base salary plus $4,166 per month for a period of 36 months following his termination; (ii) payment of premiums necessary to continue his group health insurance under COBRA or to purchase other comparable health insurance coverage on an individual or group basis when he is no longer eligible for COBRA coverage until the earlier of (a) 36 months, or (b) the date on which he first becomes eligible to participate in another employer’s group health insurance; (iii) the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which his employment was terminated; (iv) with respect to any stock options granted to Mr. Kissner, that are unvested as of the date of his termination, 60% of such unvested options will immediately vest and become exercisable as of the date of his termination. Mr. Kissner will also be entitled to purchase any vested shares of stock that are subject to the outstanding options until the earlier of (a) 36 months or (b) the date on which the applicable option(s) expire; (v) payment of his then-provided car allowance for a period of 36 months; and (vi) outplacement assistance selected and paid for by us. Similar payments will be made in the case of termination due to death or disability. The company will reimburse Mr. Kissner for any excise taxes (and any excise taxes on such reimbursement) if any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax.

(2) If Mr. Thomsen is terminated without cause or should he resign for good reason and signs a general release he will be entitled to receive the following severance benefits: (i) severance payments at his final base salary for a period of 18 months following his termination; (ii) payment of premiums necessary to continue his group health insurance under COBRA or to purchase other comparable health insurance coverage on an individual or group basis when he is no longer eligible for COBRA coverage until the earlier of (a) the date on which he first becomes eligible to participate in another employer’s group health insurance or (b) when he turns 65; (iii) the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which his employment was terminated; (iv) any stock options will stop vesting as of his termination date; however, he will be entitled to purchase any vested shares of stock that are subject to the outstanding options until the earlier of (a) 18 months or (b) the date on which the applicable option(s) expire; (v) payment of his then-provided car allowance for a period of 18 months; and (vi) outplacement assistance selected and paid for by us. Similar payments will be made in the case of termination due to disability. In the event of death, the Company will also pay Mr. Thomsen’s estate the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which he died. The company will reimburse Mr. Thomsen for any excise taxes (and any excise taxes on such reimbursement) if any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax.

In addition the agreements provide that if there is a change of control, Messrs. Kissner’s and Thomsen’s employment with the Company will terminate upon such change of control. If, upon termination, Messrs. Kissner and Thomsen sign a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described above shall be increased by an additional 12 months; (ii) they will receive a payment equal to the greater of (a) the average of the annual incentive bonus received by them, if any, for the previous three years or (b) their target incentive bonus for the year in which their employment terminates; and (iii) we will accelerate the vesting of all unvested stock options granted to them such that all of their stock options will be fully vested as of the date of their termination.

(3) We entered into an employment agreement with Mr. Brandt effective as of April 1, 2006. If Mr. Brandt is terminated without cause or should he resign for good reason and signs a general release he will be entitled to receive the following severance benefits: (i) severance payments at his final base salary for a period of 12 months following his termination; (ii) payment of premiums necessary to continue his group health insurance under COBRA until the earlier of (a) 18 months, (b) the date on which he first becomes eligible to participate in another employer’s group health insurance or (c) the date on which he is no longer eligible for COBRA coverage; (iii) the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which his employment was terminated; (iv) any stock options will stop vesting as of his termination date; however, he will be entitled to purchase any vested shares of stock that are subject to the outstanding options until the earlier of (a) 12 months or (b) the date on which the applicable option(s) expire; (v) payment of his then-provided car allowance for a period of 12 months; and (vi) outplacement assistance selected and paid for by us.

In addition the agreement provides that if there is a change of control, Mr. Brandt’s employment with the Company will terminate upon such change of control. If, upon termination, Mr. Brandt signs a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described above shall be increased by an additional 12 months; (ii) they will receive a payment equal to the greater of (a) the average of the annual incentive bonus received by him, if any, for the previous three years or (b) his target incentive bonus for the year in which his employment terminates; and (iii) we will accelerate the vesting of all unvested stock options granted to him such that all of his stock options will be fully vested as of the date of his termination. The company will reimburse Mr. Brandt for any excise taxes (and any excise taxes on such reimbursement) if any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax.

(4) We also entered into an employment agreement with Mr. Kennard, effective as of May 14, 2002. Either the Company or Mr. Kennard may terminate the agreement upon notice. However, the agreement for Mr. Kennard includes the following provisions: (1) if he is terminated without cause or should he resign for good reason and signs a general release he will be entitled to receive the following severance benefits: (i) severance payments at his final base salary for a period of 12 months following his termination; (ii) payment of premiums necessary to continue his group health insurance under COBRA until the earlier of (a) 12 months, (b) the date on which he first becomes eligible to participate in another employer’s group health insurance or (c) the date on which he is no longer eligible for COBRA coverage; (iii) the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which his employment was terminated; (iv) any stock options will stop vesting as of his termination date; however, he will be entitled to purchase any vested shares of stock that are subject to the outstanding options until the earlier of (a) 12 months or (b) the date on which the applicable option(s) expire; (v) payment of his then-provided car allowance for a period of 12 months; and (vi) outplacement assistance selected and paid for by us. Similar payments will be made in the case of termination due to disability. In the event of death, the Company will also pay Mr. Kennard’s estate the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which he died. In the event that any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax, the company will pay Mr. Kennard the maximum amount that would not be subject to any excise taxes.

In addition the agreement provides that if within 18 months of a change of control Mr. Kennard is terminated without cause or resigns for good reason and signs a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described above shall be increased by an additional 12 months; (ii) he will receive a payment equal to the greater of (a) the average of the annual incentive bonus received by him, if any, for the previous three years or (b) his target incentive bonus for the year in which his employment terminates; and (iii) we will accelerate the vesting of all unvested stock options granted to him such that all of his stock options will be fully vested. The company will reimburse Mr. Kennard for any excise taxes (and any excise taxes on such reimbursement) if any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax.

(5) We entered into an employment agreement with Mr. Brittain effective as of April 1, 2006. If Mr. Brittain is terminated without cause or should he resign for good reason and signs a general release he will be entitled to receive the following severance benefits: (i) severance payments at his final base salary for a period of 12 months following his termination; (ii) payment of premiums necessary to continue his group health insurance under COBRA until the earlier of (a) 18 months, (b) the date on which he first becomes eligible to participate in another employer’s group health insurance or (c) the date on which he is no longer eligible for COBRA coverage; (iii) the prorated portion of any incentive bonus that he would have earned during the incentive bonus period in which his employment was terminated; (iv) any stock options will stop vesting as of his termination date; however, he will be entitled to purchase any vested shares of stock that are subject to the outstanding options until the earlier of (a) 12 months or (b) the date on which the applicable option(s) expire; (v) payment of his then-provided car allowance for a period of 12 months; and (vi) outplacement assistance selected and paid for by us.

In addition the agreement provides that if within 18 months of a change of control, Mr. Brittain’s employment with the Company is terminated without cause or he resigns for good reason and signs a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described above shall be increased by an additional 12 months; (ii) he will receive a payment equal to the greater of (a) the average of the annual incentive bonus received by him, if any, for the previous three years or (b) his target incentive bonus for the year in which his employment terminates; and (iii) we will accelerate the vesting of all unvested stock options granted to him such that all of his stock options will be fully vested as of the date of his termination. The company will reimburse Mr. Brittain for any excise taxes (and any excise taxes on such reimbursement) if any of these payments or benefits constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended that are subject to federal excise tax.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2006, including the 1994 stock incentive plan, the 1996 non-officer employee stock option plan, the 1998 non-officer employee stock option plan, the 1999 stock incentive plan and the 2002 stock incentive plan.

(c)
Number of
	(a)			Securities
	Number of			Remaining Available
	Securities to be		(b)	for Future Issuance
	Issued Upon		Weighted-Average	Under Equity
	Exercise of		Exercise Price of	Compensation Plans
	Outstanding		Outstanding	(Excluding Securities
	Options, Warrants,		Options, Warrants,	Reflected in Column
Plan Category	and Rights		and Rights	(a))

Equity compensation plans approved by security holders	11,022,447	(1)	$5.75	5,385,085
Equity compensation plans not approved by security holders	336,359	(2)	5.46	377,493
Total	11,358,806		5.74	5,762,578

(1)	Issued under the 1999 stock incentive plan, and the 2002 stock incentive plan.

(2) Issued under the 1996 non-officer employee stock option plan and the 1998 non-officer employee stock option plan which are described below.

In April 1996, we adopted the 1996 non-officer employee stock option plan. The 1996 non-officer employee stock option plan authorizes 1,000,000 shares of common stock to be reserved for issuance to non-officer key employees as an incentive to continue to serve with us. The 1996 non-officer employee stock option plan is administered by the Compensation Committee. The 1996 non-officer employee stock option plan terminated on the June 11, 2006.

In November 1997, we adopted the 1998 non-officer employee stock option plan, which became effective on January 2, 1998. The 1998 non-officer employee stock option plan authorizes 500,000 shares of common stock to be reserved for issuance to non-officer employees as an incentive to continue to serve with us. The 1998 non-officer employee stock option plan is administered by the Compensation Committee. The 1998 non-officer employee stock option plan will terminate on the date on which all shares available have been issued or January 2, 2008 whichever is earlier.

Compensation Committee Interlocks and Insider Participation

As of March 31, the Compensation Committee was composed of three members of our Board of Directors, which are Dr. Meindl and Messrs. Waechter and Mendicino. Upon Mr. Waechter’s appointment as President and Chief Executive Officer on May 18, 2006, he ceased to be a member of the Compensation Committee. As of the date of this proxy, no member of this committee is a present or former officer or employee of our Company or any of our subsidiaries.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own greater than 10% of our common stock, to file with the Securities and Exchange Commission, initial reports of ownership and reports of changes in beneficial ownership of our common stock. Officers, directors and greater than 10% beneficial owners are required by the Commission to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2006, all of our officers, directors and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the 2006 fiscal year.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of June 19, 2006, by (i) all persons who own beneficially more than 5% or more of our outstanding common stock, (ii) each director, (iii) the Named Executive Officers, and (iv) all senior executives who report directly to the Chief Executive Officer and other officers as a group. Unless otherwise indicated, the principal address of each of the stockholders listed below is c/o Stratex Networks, Inc., 120 Rose Orchard Way, San Jose, California 95134.

	Shares Beneficially		Percent Beneficially
Name	Owned(1)		Owned(2)

5% Stockholders
Kopp Investment Advisors, Inc.	12,919,139	(3)	13.2%
7701 France Avenue South, Suite 500
Edina, Minnesota 55435
State of Wisconsin Investment Board	8,546,130	(4)	8.8%
P.O. Box 7842
Madison, WI 53707
Perkins, Wolf, McDonnell and Company, LLC	6,205,100	(5)	6.4%
310 South Michigan Avenue, Suite 2600
Chicago, IL 60604
Sheila Baird	5,554,536	(6)	5.7%
Michael Kimelman
100 Park Avenue
New York, NY 10017
Named Executive Officers and Directors
Charles D. Kissner	2,500,712	(7)	*
Richard C. Alberding	84,000	(8)	*
Thomas H. Waechter	85,096	(9)	*
William A. Hasler	84,755	(10)	*
James D. Meindl, PhD	88,775	(11)	*
Clifford H. Higgerson	529,180	(12)	*
V. Frank Mendicino	183,520	(13)	*
Edward F. Thompson	50,000	(14)	*
Carl A. Thomsen	669,272	(15)	*
Paul A. Kennard	606,623	(16)	*
Larry M. Brittain	135,957	(17)	*
John C. Brandt	343,887	(18)	*
All directors and named executive officers as a group (12 persons)	5,361,777	(19)	1.5%

*	Less than 1%

(1)	To our knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to such shares. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days of June 19, 2006 are deemed outstanding for computing the beneficial ownership of the person or group holding such option grants but are not deemed outstanding for computing the percentage of beneficial ownership of any other person or group. There were 97,217,330 shares of our common stock outstanding on June 19, 2006.

(3)	Kopp Investment Advisors, Inc. had shared dispositive power over 7,329,803 shares, sole dispositive power over 4,000,000 shares, sole voting power over 10,471,139 shares and aggregate beneficial ownership of 12,919,139 shares. The address and number of shares of our common stock beneficially owned by Kopp Investment Advisors, Inc. is based on the Schedule 13G as filed with the U.S. Securities and Exchange Commission on January 27, 2006. According to this Schedule 13G, Kopp Investment Advisors, Inc. is a wholly-owned subsidiary of Kopp Holding Company, which also reported aggregate beneficial ownership of 11,559,139 shares. The filing also stated that Kopp Holding Company is wholly owned by Leroy C. Kopp, who on such filing reported sole voting and dispositive power of 1,590,000 shares in addition to the shares that may be deemed beneficially owned by Kopp Investment Advisors, Inc.

(4)	The address and number of shares of our common stock beneficially owned by the State of Wisconsin Investment Board is based on the Schedule 13G/A as filed with the U.S. Securities and Exchange Commission on March 9, 2006.

(5)	The address and number of shares of our common stock beneficially owned by Perkins Wolf is based on the Schedule 13G/A as filed with the U.S. Securities and Exchange Commission on February 15, 2006 by Mac-Per-Wolf Company. Perkins, Wolf, McDonnell and Company, LLC (“Perkins Wolf”) furnishes investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). The shared voting and dispositive holdings are held by Perkins, Wolf, McDonnell and Company, LLC, and such holdings may also be aggregated within 13G filings submitted by Janus Capital Management, LLC, (“Janus Capital”) a minority owner of Perkins Wolf According to this Schedule 13G, Perkins Wolf reported sole voting and dispositive power of 389,300 shares of Stratex Networks common stock and shared dispositive power of 5,815,800 and aggregate beneficial ownership of 6,205,100 shares.

(6)	The address and number of shares of our common stock beneficially owned by Sheila Baird and Michael Kimelman is based on Schedule 13G as filed with the U.S. Securities and Exchange Commission on February 1, 2006.

(7)	Includes 2,232,754 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(8)	Includes 78,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(9)	Includes 0 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(10)	Includes 50,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(11)	Includes 72,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(12)	Includes 0 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(13)	Includes 50,500 shares of common stock subject to stock options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(14)	Includes 40,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(15)	Includes 590,416 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(16)	Includes 498,773 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(17)	Includes 75,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(18)	Includes 311,808 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

(19)	Includes an aggregate of 3,944,026 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 19, 2006.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

The audit committee currently consists of three members of the Board, each of who is independent of the company and its management, as defined by the Nasdaq listing standards. The Board has adopted, and periodically reviews, an audit committee charter. The charter specifies the scope of the audit committee’s responsibilities and how it carries out those responsibilities.

The audit committee reviews the procedures of management for the design, implementation and maintenance of a comprehensive system of internal control over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The audit committee provides our board of directors with the results of the committee’s examinations and recommendations and reports to the board of directors as the committee may deem necessary to make the board aware of significant financial matters that require the board’s attention.

The audit committee does not conduct auditing reviews or procedures. The audit committee monitors management’s activities and discusses with management the appropriateness and sufficiency of the Company’s financial statements and internal control processes. The audit committee has also adopted a written policy, and management has implemented a reporting system, that is intended to encourage our employees to bring to the attention of management and the audit committee any complaints regarding the integrity of our internal financial controls or the accuracy or completeness of financial or other information related to our financial statements.

The audit committee reviews reports and provides guidance to our independent auditors with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The audit committee also considers, in advance of the provision of any non-audit services by our independent auditors, whether the provision of such services is compatible with maintaining the independence of the external auditors.

In accordance with its responsibilities, the audit committee has reviewed and discussed with management the audited financial statements for the year ended March 31, 2006 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by SAS No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP its independence, including whether Deloitte & Touche LLP’s provision of non-audit services is compatible with its independence.

Based on these reviews and discussions, the audit committee recommended to our board of directors that our audited financial statements for the year ended March 31, 2006 be included in our Annual Report on Form 10-K.

Edward F. Thompson, Chairman
Richard C. Alberding
William A. Hasler

Deloitte & Touche LLP was approved by our audit committee to act as our independent auditors for the fiscal year ending March 31, 2007. Representatives of Deloitte & Touche LLP will be present at the annual meeting, will have opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees Billed to the Company by Deloitte & Touche LLP for the fiscal years ended March 31, 2005 and 2006 are as follows:

	2006	2005

Audit Fees(1)	$1,362,858	$1,235,390
Tax Fees(2)	254,645	344,538
All Other Fees(3)	—	57,325

Total Fees for Services Provided	$1,617,503	$1,637,253

(1)	Audit Fees were for professional services rendered for the audit of the Company’s annual financial statements, Sarbanes-Oxley Section 404 testing, and the reviews of the financial statements, included in the Company’s forms 10-Q for that fiscal year. Audit fees also include those fees billed for services rendered for accounting consultations, issuance of consents, completion of statutory audits and services associated with SEC registration statements, and periodic reports.

(2)	Tax Fees were for services related to tax compliance, tax advice and tax planning services.

(3)	No other fees were payable or paid in fiscal year 2006.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

The Compensation Committee has the authority and responsibility to approve the overall compensation strategy for the Company, to administer the company’s annual and long-term compensation plans and to review and make recommendations to the Company’s Board of Directors regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Company’s Board of Directors. The Compensation Committee also retains an independent compensation consultant who advises the Committee on maters of executive compensation.

General Compensation Policy

The Compensation Committee’s overall policy is to offer the Company’s executives and officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates and a list of seventeen peer companies to develop compensation recommendations competitive with other companies in the communications and high-technology industries. The Compensation Committee’s objectives are to (i) create a performance-oriented environment with variable compensation based upon the achievement of annual and longer-term business results, (ii) focus management on maximizing stockholder value through stock-based compensation aligned to stockholders’ return, and (iii) provide compensation opportunities dependent upon the Company’s performance relative to its competitors and changes in its own performance over time.

The Compensation Committee is authorized to (i) establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company, and (ii) make specific recommendations to the Company’s Board of Directors concerning the compensation of executive officers of the Company, including the Chief Executive Officer. The Compensation Committee also administers the Company’s stock option plans and the Company’s retirement and savings plan (401(k) Plan).

Factors

The primary factors considered in establishing the components of each executive officer’s compensation package for the fiscal year ended March 31, 2006 are summarized below. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Base Salary

The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, company performance and profitability are not taken into account in establishing base salary. In fiscal year 2006, in lieu of an annual incentive cash bonus plan, the officers of the Company were awarded restricted stock under a Restricted Stock Award Program (“RSAP”), with a three year vesting schedule. The program offered quarterly accelerators of the removal of the restriction on selling the shares if certain financial performance objectives were met during the 2006 fiscal year. The financial performance objectives were approved by the Board of Directors. For fiscal year 2007, the Company’s salary ranges were established using the 50th percentile of the survey data as the midpoint of the Company’s salary range.

Annual Incentive Compensation

Specific financial and organizational objectives, including the Company’s operating profit, revenues, sales goals and working capital ratios, were established as the basis for the RSAP to be granted to the executive officers of the Company for the fiscal year ended March 31, 2006. Under the RSAP restrictions on the Company shares were to be removed upon meeting certain financial performance objectives during the 2006 fiscal year. These performance objectives were met and the restrictions on one-hundred percent of vested restricted stock were removed.

Long-Term Stock-Based Incentive Compensation

Generally, the Compensation Committee awards stock options to each of the Company’s executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officers with those of the Company’s stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. In furtherance of this policy, the Company has implemented the 2002 stock incentive plan to serve as a comprehensive equity incentive program for the Company’s executive officers and other key employees.

Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company. The Compensation Committee also takes into account comparable awards to individuals in similar positions with other companies in the industry, as reflected in external surveys, the individual’s potential for future responsibility and promotion, the individual’s performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Committee’s discretion.

Each grant allows the executive officer to acquire shares of common stock at a fixed price per share (which is the fair market price on the grant date) over a specified period of time (up to seven years under the 1999 and 2002 stock incentive plans). Options granted during fiscal year 2006 under the 1999 and 2002 stock incentive plans will generally become exercisable in installments over a one-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the options will provide a return to the executive officer only if he or she remains in the Company’s employment, and then only if the market price of the common stock appreciates over the option term and the officer exercises the option.

CEO and Executive Chairman Base Compensation

The Compensation Committee established Mr. Kissner’s base salary with the objective of maintaining the competitiveness of Mr. Kissner’s base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Kissner’s base salary, it was the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by the Company’s performance factors. Mr. Kissner’s base salary for fiscal year 2006 was equivalent to 95% of the 50th percentile of the salary data surveyed for other chief executive officers of companies in the industry. Mr. Kissner’s base salary for fiscal year 2007 is the equivalent to 86% of the 50th percentile of the salary data surveyed for other executive chairman of companies in the industry.

The Compensation Committee established Mr. Waechter’s base salary with the objective of maintaining the competitiveness of Mr. Waechter’s base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Waechter’s base salary, it was the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by the Company’s performance factors. For fiscal year 2007, the Compensation Committee set Mr. Waecher’s salary range equivalent to 96% of the 50th percentile of salary data surveyed for other chief executive officers of companies in the industry.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation exceeding $1 million paid to certain of a Company’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation paid to the Company’s executive officers in fiscal year 2006 did not exceed the $1 million limit per officer.

The Company’s 1994 stock incentive plan, 1999 stock incentive plan and 2002 stock incentive plan are structured so that any compensation deemed paid to a covered executive officer in connection with the exercise of stock options or stock appreciation rights granted under the stock incentive plans with an exercise price equal to the market price of the shares covered by the option right on the grant date will qualify as performance-based compensation.

The Compensation Committee does not expect that the compensation to be paid to the Company’s covered executive officers for fiscal year 2007 will exceed the $1 million limit per officer. The Compensation Committee is aware of the limitations imposed by Section 162(m), and the exemptions available thereunder, and will address the issue of deductibility when and if circumstances warrant and may use such exemptions in addition to the exemption contemplated under the Company’s 1994 stock incentive plan, 1999 stock incentive plan and 2002 stock incentive plan.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Mr. V. Frank Mendicino, Chairman
Dr. James D. Meindl

STOCK PERFORMANCE GRAPH

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following graph is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

The following graph compares the yearly percentage changes in the cumulative total stockholder return on our common stock with the cumulative total return on the Dow Jones US Equity Market Index and the Dow Jones US Communications Technology Index during the five fiscal years ended March 31, 2006. The comparison assumes $100 was invested on March 31, 2001 in our common stock and in each of the foregoing indices and assumes reinvestment of any dividends. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG STRATEX NETWORKS INC., THE DOW JONES US EQUITY MARKET INDEX
AND THE DOW JONES US TELECOMMUNICATIONS EQUIPMENT INDEX

*	$100 invested on 3/31/01 in stock or index-including reinvestment of dividends.
Fiscal year ending March 31.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

At the annual meeting, directors are nominated for re-election to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until the death, resignation or removal of such director. In a Board meeting on May 16, 2006, following the recommendation of our Nominating Committee, our Board of Directors renominated the eight director nominees listed below for re-election to serve on our Board of Directors following the annual meeting. Unless you attend the annual meeting in person and submit a ballot that indicates your intent to withhold your vote in favor of any or all of the director nominees listed below, or, in the alternative, mark the box on the enclosed proxy card that indicates the same intent to withhold your vote in favor of any or all of the director nominees listed below, then your proxy will be voted “FOR” the re-election of each of the director nominees listed below.

The director nominees will be re-elected by plurality vote. In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, all proxies received by the proxyholders will be voted for any subsequent nominee named by our current Board of Directors to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this proxy statement, our Board of Directors is not aware of any director nominee who is unable or will decline to serve as a director.

In addition, in the event that additional persons are nominated for election as directors (other than the director nominees listed below), the proxyholders intend to vote all proxies received by them for the director nominees listed below.

Name	Title	Age

Charles D. Kissner	Chairman of the Board	59
Richard C. Alberding	Lead Director	75
Thomas H. Waechter	President and Chief Executive Officer	54
William A. Hasler	Director	64
James D. Meindl, PhD	Director	73
V. Frank Mendicino	Director	67
Edward F. Thompson	Director	68
Clifford H. Higgerson	Director	66

Vote Required

Assuming the presence of a quorum, our directors will be elected from the persons nominated by the affirmative vote of holders of a plurality of our outstanding common stock present in person, or represented by proxy, at the annual meeting and entitled to vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

APPROVAL OF STRATEX NETWORKS, INC. 2006 STOCK EQUITY PLAN

We are requesting that the stockholders vote in favor of approving the Company’s 2006 Stock Equity Plan (the “2006 Plan”), which was adopted by the Board on July 6, 2006.

Purpose.  The 2006 Plan is intended to retain and reward highly qualified employees, consultants, and directors and encourage their ownership of Common Stock.

Administration.  The 2006 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the provisions of the 2006 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2006 Plan.

Eligibility.  Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate.

Shares Subject to the 2006 Plan.  The shares issued or to be issued under the 2006 Plan are authorized but unissued shares of the Company’s common stock (the “Common Stock”). The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2006 Plan is 8,000,000, and no more than 10% of the available Plan shares of Common Stock may be covered by awards issued to any one person in any one calendar year.

Types of Awards.  Awards under the 2006 Plan may include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Units, Qualified Performance-Based Awards, and Stock Grants. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.

•	Nonstatutory Stock Options and Incentive Stock Options (together, “Stock Options”) are rights to purchase Common Stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of Common Stock held at least six months, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

•	Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an Incentive Stock Option may not exceed 7 years (five years, if granted to any 10% stockholder. Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the Company’s Common Stock on the date of grant and the term of any Nonstatutory Stock Option may not exceed 7 years. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•	Stock Appreciation Rights (“SARs”) are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of Common Stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 100% of the fair market value of the Company’s stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.

•	Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for stated term or the achievement of individual or Company performance goals. Awards of Restricted Stock will not include the right to any dividends on the shares pending vesting (or forfeiture), unless the Committee otherwise determines.

•	Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of Common Stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Committee) of a number of shares of Common Stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Committee be deferred and paid if and when the award vests.

•	Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Tax Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit “performance-based compensation.” Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before stock based compensation, profit sharing, interest, taxes, depreciation and amortization)
stock price	return on equity
stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
debt leverage (debt to capital)	revenue
sales or net sales	backlog
income, pre-tax income or net income	operating income, pre-tax income, or net income
operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin
return on operating revenue or return on operating assets	cash from operations
operating ratios	patent applications and patent awards
working capital ratios
market share improvement customer service	general and administrative expenses
product design objectives and milestones

Qualified Performance-Based Awards in the form of Stock Options must have an exercise price which is not less than 100% of the fair market value of the Company’s Common Stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award except upon the Committee’s determination that particular goal or goals established by the Committee for the criteria (from among those specified above) selected by the Committee have been satisfied.

•	A Stock Grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

Effect of Termination of Employment or Association.  Unless the Committee determines otherwise in connection with any particular award under the 2006 Plan, Stock Options and SARs will generally terminate 3 months following the recipient’s termination of employment or other association with the Company. The effect of termination on other awards will depend on the terms of those awards.

Transferability.  In general, no award under the 2006 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

Effect of Significant Corporate Event.  In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2006 Plan and the 2006 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of an acquisition, any then outstanding award will accelerate in full to the extent not assumed or replaced by the acquirer of the Company. In addition, except as otherwise provided with respect to any particular award, upon the occurrence of a change of control, awards which are not then exercisable in full will generally be accelerated by an additional 25%. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or SAR to the extent exercisable on the date of dissolution or liquidation.

Amendments to the 2006 Plan.  Generally the Board of Directors may amend or modify the 2006 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification.

Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2006 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on January 1, 2006. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the 2006 Plan. Participants in the 2006 Plan should consult their own tax advisors as to the tax consequences of participation.

•	Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

•	Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option, however.

•	Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.

•	Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of Stock Appreciation Rights.

•	Restricted Stock Units, Performance Units and Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of Common Stock, cash or other property in satisfaction of any of these awards under the 2006 Plan.

•	Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2006 Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an SAR at less than 100% of the market value of the Company’s Common Stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2006 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•	Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2006 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

Awards to Particular Officers, Etc.  The benefits or amounts that will be received under the 2006 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the company who are not executive officers of the company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

			Number of Securities
			Remaining Available for
			Future Issuance Under
	Number of Securities to	Weighted-Average	Equity Compensation
	be Issued Upon Exercise	Exercise Price of	Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column(a))

Equity compensation plans approved by security holders(1)	11,022,447	$5.75	5,385,085
Equity compensation plans not approved by security holders(2)	336,359	$5.46	377,493

Total	11,358,806	$5.74	5,762,578

(1)	Issued under the 1994 stock incentive plan, the 1999 stock incentive plan and the 2002 stock incentive plan.

(2)	Issued under the 1996 non-officer employee stock option plan and the 1998 non-officer employee stock option plan which are described below.

Vote Required

The proposal to approve the Stratex Networks, Inc. 2006 Stock Equity Plan will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. Withholding authority to vote for approval of the Stratex Networks, Inc. 2006 Stock Equity Plan will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will not be treated as votes cast for the amendment of the Stratex Networks, Inc., 2006 Stock Equity Plan. Broker “non-votes” will not be treated as shares present and entitled to vote on the amendment of the Stratex Networks, Inc. 2006 Stock Equity Plan and will have no effect on the outcome of the vote. Broker “non-votes” will be counted as present for the purpose of determining whether a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR APPROVAL OF THE STRATEX NETWORKS, INC. 2006 STOCK EQUITY PLAN

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Deloitte & Touche LLP as independent auditors to audit the Corporation’s consolidated financial statements for the fiscal year ending March 31, 2007. During fiscal year 2006, Deloitte & Touche LLP served as the Corporation’s independent auditors and provided certain tax and other audit related services. See Report of the Audit Committee. Representatives of Deloitte & Touche LLP are expected to attend the annual stockholders meeting and be available to respond to appropriate questions, if any, and make a statement if they so choose.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent auditors for the fiscal year ending March 31, 2007 requires the affirmative vote of a majority of the shares of the Corporation’s common stock present in person or represented by proxy and entitled to vote at the meeting. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.

OTHER MATTERS

Annual Report

Our annual report for the fiscal year ended March 31, 2006 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the annual meeting.

Form 10-K

We filed an annual report on Form 10-K for the fiscal year ended March 31, 2006 with the Securities and Exchange Commission on June 15, 2006. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices located at 120 Rose Orchard Way, San Jose, California 95134 or through our website at www.stratexnet.com

Other Business

Our Board of Directors is not aware of any other matter that may be presented for consideration at the annual meeting. Should any other matter properly come before the annual meeting for a vote of the stockholders, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion as to any matter of which the Corporation did not have notice as explained above under “Requirements for Stockholder Proposals Including Nominations of Candidates for the Board of Directors to be Brought Before an Annual Meeting.”

By Order of the Board of Directors

Charles D. Kissner
Chairman of the Board

San Jose, California
July 17, 2006

Appendix A
Text of Proposed Stratex Networks, Inc.
2006 Stock Equity Plan

2006 Stock Equity Plan

Appendix A

TEXT OF PROPOSED STRATEX NETWORKS, INC., 2006 STOCK EQUITY PLAN

1.	Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1.  Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2.  Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3.  Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4.  Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5.  Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6.  Board means the Company’s Board of Directors.

2.7.  Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d) a majority of the Board votes in favor of a decision that a Change of Control has occurred.

2.8.  Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9.  Committee means the Compensation Committee of the Board, or such other committee of the Board to which such authority may be granted from time to time, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10.  Company means Stratex Networks, Inc., a corporation organized under the laws of the Delaware.

2.11.  Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12.  Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13.  Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14.  Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.15.  Nonstatutory Option means any Option that is not an Incentive Option.

2.16.  Option means an option to purchase shares of Stock.

2.17.  Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18.  Participant means any holder of an outstanding Award under the Plan.

2.19.  Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2006 Stock Equity Plan

2.20.  Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21.  Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.22.  Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23.  Plan means this 2006 Stock Equity Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24.  Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25.  Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.26.  Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27.  Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28.  Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29.  Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.30.  Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.31.  Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2006 Stock Equity Plan

2.32.  Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.33.  Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the seventh anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 8,000,000 shares of Stock of which no more than 6,000,000 shares may be used for Restricted Stock, Restricted Stock Units, or SARs, subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements

2006 Stock Equity Plan

(which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1.  Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 10% of the aggregate number of shares of Stock subject to the Plan.

6.2.  General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.  Effect of Termination of Employment, Etc.  Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 3 months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.4.  Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

7.1.  Options.

(a) Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

2006 Stock Equity Plan

(b) Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Stock on the Grant Date.

(c) Option Period.  No Incentive Option may be exercised on or after the seventh anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the seventh anniversary of the Grant Date.

(d) Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company shares of Stock having a Market Value equal to the exercise price of the shares to be purchased.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g) Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.  Stock Appreciation Rights.

(a) Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

2006 Stock Equity Plan

(b) Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c) Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an SAR related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3.  Restricted Stock.

(a) Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Stratex Networks, Inc. 2006 Stock Equity Plan and an Award Agreement entered into by the registered owner and Stratex Networks, Inc. Copies of such Plan and Agreement are on file in the offices of Stratex Networks, Inc.

(c) Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4.  Restricted Stock Units.

(a) Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture

2006 Stock Equity Plan

may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.  Performance Units.

(a) Character.  Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b) Earning of Performance Units.  The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c) Form and Timing of Payment.  Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.  Stock Grants.  Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.  Qualified Performance-Based Awards.

(a) Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b) Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Applicability.  This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award,

2006 Stock Equity Plan

selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d) Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than three (3) months after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e) Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f) Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g) Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8.  Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1.  Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 31, 2006. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding

2006 Stock Equity Plan

Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.  Treatment in Certain Acquisitions.  Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate in full to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3.  Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.

8.4.  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.5.  Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.	Change of Control

Except as otherwise provided below, or except as otherwise provided with respect to any Award, upon the occurrence of a Change of Control:

(a) any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to twenty five percent (25%) of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

2006 Stock Equity Plan

(b) any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to twenty five percent (25%) of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards

10.1.  In General.  Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.  Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3.  Corporate Restrictions on Rights in Stock.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

2006 Stock Equity Plan

10.4.  Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5.  Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6.  Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.7.  Tax Withholding.  Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold

2006 Stock Equity Plan

shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Notwithstanding the foregoing, the Company will not reprice, or cancel and regrant any outstanding award without shareholder approval.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such

2006 Stock Equity Plan

Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof.

2006 Stock Equity Plan

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF STRATEX NETWORKS, INC.
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2006
     The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated July 17, 2006, and the 2006 annual report to stockholders, and hereby appoints Carl A. Thomsen and Carol A. Goudey or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 annual meeting of stockholders of Stratex Networks, Inc. to be held on August 15, 2006 at 2:30 p.m., local time, at the company’s principal executive offices located at 120 Rose Orchard Way, San Jose, California, and at any adjournment or postponement thereof, and to vote all shares of the company’s common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.
     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OR RE-ELECTION, AS THE CASE MAY BE, OF THE DIRECTOR NOMINEES LISTED BELOW AND FOR THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE.
(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR all director nominees listed below (except as indicated)	WITHHOLD AUTHORITY to vote for all director nominees listed below
1.	ELECTION OF DIRECTORS	☐	☐

01 RICHARD C. ALBERDING	02 CHARLES D. KISSNER
03 EDWARD F. THOMPSON	04 JAMES D. MEINDL
05 WILLIAM A. HASLER	06 V. FRANK MENDICINO
07 THOMAS H. WAECHTER	08 CLIFFORD H. HIGGERSON

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR NOMINEE, STRIKE A LINE THROUGH THAT DIRECTOR NOMINEE’S NAME IN THE LIST ABOVE.

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE STRATEX NETWORKS, INC. 2006 STOCK EQUITY PLAN	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	RATIFICATION OF INDEPENDENT AUDITORS	☐	☐	☐

Signature	Signature	Date
This proxy should be marked, dated and signed exactly as your name appears on your stock certificate(s), and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

▲ FOLD AND DETACH HERE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/stxn
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail
Mark, sign and date
your proxy card and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.